UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2010

WASATCH FOOD SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53672	20-8121712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 363, Sheng Li West Street, Weifang, Shandong Province, The People’s Republic of China
 (Address of principal executive offices)

Registrant's telephone number, including area code: (86) 536-8322068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01           Change in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Accountants

Effective as of February 5, 2010 (the “Effective Date”), the board of directors (the “Board”) of Wasatch Food Services, Inc., a Nevada corporation (the “Registrant”), dismissed HJ & Associates, LLC (“HJ”) as the Registrant’s  principal independent registered public accounting firm.

No report prepared by HJ included in the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle, except that HJ’s reports included in the Registrant’s Form 10, and amendments No. 1 and No. 2 to such Form 10, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2009, July 14, 2009 and August 10, 2009, respectively, indicated uncertainty as to the Registrant’s ability to continue as a going concern because the Registrant was newly formed, had a limited operating history and had working capital and stockholders’ deficits.

The dismissal of HJ as the Registrant’s principal independent registered public accountants was approved by the Board effective as of the Effective Date.

During the Registrant’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements between the Registrant and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with any report prepared by HJ.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, HJ did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

The Registrant has requested HJ to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

(b)           New Independent Accountants

On February 5, 2010, the Board approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as its principal independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant did not consult Weinberg on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Weinberg.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2010, the Board unanimously resolved to ratify a change in the Registrant’s fiscal year end from December 31 to June 30, effective as of December 29, 2009, in connection with the share exchange agreement entered into by the Registrant, and subsequent change of control of the Registrant, described in the Registrant’s Current Report on Form 8-K filed with the SEC on December 29, 2009.  The company will file its next Quarterly Report for the six months ended December 31, 2009 on Form 10-Q.

Item 9.01             Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
16.1	Auditor Letter of HJ & Associates, LLC, dated February 8, 2010	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2010
WASATCH FOOD SERVICES, INC.

By:	/s/ Dianjun Liu
Name: Dianjun Liu
Title: Chief Executive Officer